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                                                                    EXHIBIT 24.1

                      BANKERS TRUST NEW YORK CORPORATION
                      ----------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation, (the "Corporation") a New York corporation, hereby appoints each of Charles S. Sanford, Jr., Frank N. Newman, George J. Vojta, Timothy T. Yates, Garret G. Thunen, Duncan P. Hennes and James
T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Trust Indenture Act of 1939, as amended (collectively the "Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts the of securities of the Corporation with respect to the public offering of such securities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including pre- and post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

November 21, 1995                           Bankers Trust New York Corporation

                                            By /s/ Charles S. Sanford, Jr.
                                              ---------------------------------
                                                   Charles S. Sanford, Jr.
                                                   Chairman of the Board

/s/ Charles S. Sanford, Jr.
--------------------------------------
    Charles S. Sanford, Jr.
    Chairman of the Board of Directors
    (Principal Executive Officer)


/s/ Timothy T. Yates
--------------------------------------
    Timothy T. Yates
    Executive Vice President,
    Chief Financial
    Officer and Controller
    (Principal Financial Officer)



/s/ Geoffrey M. Fletcher
--------------------------------------
    Geoffrey M. Fletcher
    Senior Vice President and
    Principal Accounting Officer
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                                     - 2 -

                                                               November 21, 1995

/s/ George B. Beitzel
----------------------------------    Director
George B. Beitzel


/s/ Phillip A. Griffiths
----------------------------------    Director
Phillip A. Griffiths


/s/ William R. Howell
----------------------------------    Director
William R. Howell


/s/ Jon M. Huntsman
----------------------------------    Director
Jon M. Huntsman


/s/ Vernon E. Jordan, Jr.
----------------------------------    Director
Vernon E. Jordan, Jr.


/s/ Hamish Maxwell
----------------------------------    Director
Hamish Maxwell


----------------------------------    Director
Donald F. McCullough


/s/ Frank N. Newman
----------------------------------    Director
Frank N. Newman


/s/ N.J. Nicholas Jr.
----------------------------------    Director
N.J. Nicholas Jr.


/s/ Russell E. Palmer
----------------------------------    Director
Russell E. Palmer
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                                     - 3 -

                                                               November 21, 1995


/s/ Patricia C. Stewart
----------------------------------    Director
Patricia C. Stewart


/s/ George J. Vojta
----------------------------------    Director
George J. Vojta